UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT of 1934

Date of report (Date of earliest event reported):   January 17, 2012

SCHNITZER STEEL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

OREGON (State or Other Jurisdiction of Incorporation)	0-22496 (Commission File Number)	93-0341923 (I.R.S. Employer Identification No.)

3200 N.W. Yeon Ave. P.O. Box 10047 Portland, OR (Address of Principal Executive Offices)	97296-0047 (Zip Code)

Registrant’s Telephone Number Including Area Code:  (503) 224-9900

NO CHANGE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On January 17, 2012, Donald Hamaker, Senior Vice President and President of Schnitzer Steel Industries Inc.’s Metals Recycling Business, resigned his employment with Schnitzer Steel Industries, Inc. (the “Company”).  Mr. Hamaker has agreed to participate in the orderly transition of his responsibilities within the Company’s senior management team.

Item 7.01	Regulation FD Disclosure

On January 23, 2012, the Company provided to its employees a memo from the Company’s President and Chief Executive Officer relating to Mr. Hamaker’s resignation described above under Item 5.02 of this report.  A copy of the memo is attached hereto as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	Memo to employees, dated January 23, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHNITZER STEEL INDUSTRIES, INC. (Registrant)

Dated: January 23, 2012	By:	/s/ Richard C. Josephson
Name: Richard C. Josephson
Title: Sr. V.P., General Counsel and Secretary